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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 28, 1995

                             APPLIED MATERIALS, INC.
             (Exact name of registrant as specified in its charter)

     DELAWARE                 0-6920              94-1655526
  (State or other           (Commission          (IRS employer
  jurisdiction of           File Number)         identification
  Incorporation)                                    number)

3050 BOWERS AVENUE, SANTA CLARA, CALIFORNIA                 95054-3299
  (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code (408) 727-5555

                                  INAPPLICABLE
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

                 On November 28, 1995, the Company issued a press release announcing its results of operations for the fourth quarter, ending on October 29, 1995, and fiscal year ending on October 29, 1995. A copy of the financial statements attached to the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)     Exhibits.

                 The following exhibit is filed as an exhibit to the Company's registration statement on Form S-3 (File No. 33- 60301):

                 Exhibit Number                    Exhibit
                 --------------                    -------
                      99.1                         Financial Statements attached
                                                   to Press Release, dated
                                                   November 28, 1995, of
                                                   Applied Materials, Inc.
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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 21, 1995

                                        APPLIED MATERIALS, INC.
                                             (Registrant)

                               By:      /s/  Gerald F. Taylor
                                        --------------------------------
                                        Gerald F.Taylor
                                        Senior Vice President
                                        and Chief Financial Officer
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                                  EXHIBIT INDEX

    Exhibit Number                                     Exhibit
    --------------                                     -------
         99.1 Financial Statements attached to Press Release, dated November 28, 1995, of Applied Materials, Inc.